SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2010

TimeShare Holdings, Inc.
[Missing Graphic Reference]
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-148697	88-0476779
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2350 S. Jones Blvd. Ste 101 Las Vegas, NV	89146
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  541-921-3903

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Writteno communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Solicitingo material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 Pre-commencemento communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 Pre-commencemento communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TimesShare Holdings, Inc.

Item 1.01 Entry Into a Material Definitive Agreement.

TMSH announces that it has signed a lease for an office suite in India: 3rd Floor, Socola Tower, Patil Lane No. 3, College Road, Nashik, Maharashtra, India Pin 422005 Contact: Mr. Tejas Vijay Sonavane Email: heliostrading@rediffmail.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

TIMESHARE HOLDINGS, INC

Date: Janueary 3, 2011	By:	/s/ Kent A. Strickler
Kent A. Strickler
President
/s/ Douglas R. Johnson
Douglas R. Johnson
Chief Operating Officer & Chief Financial Officer